N A S D A Q : H E A R Safe Harbor Statement Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties that could cause Turtle Beach Corporation’s results to differ materially from those described in the forward-looking statements include but are not limited to, for example, the application of quarter-end and year-end accounting procedures and adjustments, other developments that may arise between the date of this presentation and the time that financial results for the quarter and year ended December 31, 2015 are finalized, statements regarding benefits of the recently completed merger, integration plans, expected synergies, market opportunities, future products and anticipated future financial and operating performance and results, including estimates for growth, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in Turtle Beach’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports filed with the SEC and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Turtle Beach Corporation undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA, that the Securities and Exchange Commission defines as "non-GAAP financial measures." This non-GAAP financial measure, as calculated by the Company, is not necessarily comparable to similarly titled measures reported by other companies. Additionally, this non-GAAP financial measures is not a measurement of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that this non-GAAP financial measure, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. The Adjusted EBITDA outlook for the fourth quarter and full year 2015, and full year 2016, have not been reconciled to our net loss outlook for the same periods because certain items that would impact interest expense, provision for income taxes and stock-based compensation, which are reconciling items between net loss and Adjusted EBITDA, cannot be reasonably predicted. 1 © 2016 Turtle Beach Corporation. All Rights Reserved.

Who We Are

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **Turtle Beach** is a premier audio innovation company with 40-year legacy of creating new audio categories
- Longstanding, **#1 brand for gaming headsets** with **42% share** of the U.S. market[1]
- Positioned for **renewed revenue and profit growth** as major industry product cycle continues
- We have created an **entirely new audio market** for directional sound with *HyperSound Clear™* invention
- *HyperSound Clear™* product launched in Q4 2015 and is targeted at the **$5B hearing health market**
- Strong and growing **patent portfolio** with 49 issued and 109 pending patents[2]



1) Based on U.S. NPD Market data, revenue share for 2015.
2) As of Dec 31, 2015.

2

Leading Gaming Headset Business & Transformational New Directed Audio Technology

TURTLE BEACH CORPORATION
NASDAQ: HEAR

TURTLE BEACH®

HYPERSOUND™

	Headsets	*HyperSound*
Overview	Market share leader with large, loyal customer base	Breakthrough audio technology that allows directed placement of sound
Markets	Console Gaming, PC Gaming, Mobile	Healthcare, Commercial, Consumer, Licensing
Catalysts	Well-positioned product portfolio for new gen consoles	Launched *HyperSound Clear™* into the $5B hearing health market in Q4-2015
FY16 Financial Profile[1]	▶ ~$160M in revenues ▶ New gen up ~15% over 2015 ▶ ~30% gross margins	▶ ~$7M+ in revenues ▶ Significant growth with full rollout ▶ ~50% target gross margins[2]

1) Guidance issued and updated as of January 20, 2015.
2) Target gross margins (excluding amortization) of ~50% at full run rate in Q4 2016.

3

N A S D A Q : H E A R Gaming Headsets

N A S D A Q : H E A R 42% 2015 U.S. Gaming Headset Market Share1 Dominant Gaming Audio Provider with Leading Market Share  #1 gaming headset provider for Xbox and PlayStation  42% of U.S. market in 2015 (44% in Q4)1  45% of U.K. market in 2015 (48% in Q4)2  Completely transitioned portfolio from old gen (Xbox 360 & PlayStation 3) to new gen (Xbox One & PlayStation 4) from 2013 to 2015  New gen headset revenues increased 24% in 2015, 31% in Q4 2015 vs. 20143  Xbox One: 4 of the top 5 headsets and the top selling 3rd party headset in 20151  PlayStation 4: 3 of the top 5 headsets and the top selling 3rd party headset in 20151 5 1) Video Games POS Monthly Update, The NPD Group, Inc. (US data) 2) Gfk/Gfk Chart-Track. 3) Revenue measurements included herein for the fourth quarter and full year 2015 are preliminary estimates and may change materially, including as a result of the finalization of financial statements for the Company’s fourth quarter and full year ended December 31, 2015 and completion of the Company’s audit by the Company’s independent registered public accounting firm. These statements should be not viewed as a substitute for complete audited financial statements to be prepared in accordance with Generally Accepted Accounting Principals (GAAP).

N A S D A Q : H E A R 3.0 11.5 22.1 34.6 47.7 60.0 4.6 18.8 36.3 55.3 74.9 94.6 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E Xbox One PS4 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E (# of consoles) New Gen Console Growth 36M  94M 22M  60M Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, May 2015. Cumulative Sales (Current  2018 est.) Platform Cumulative Console Sales (in millions)  Cumulative new gen console sales totaled 58 million as of 12/31/15  New gen console sales are up over 40% vs. old gen at same time in cycle  Over 30 million new gen consoles expected to be sold worldwide in 2016  New gen cumulative console sales projected to exceed 150 million worldwide in 2018 New Gen: Xbox One, PS4 Old Gen: Xbox360, PS3 6 Active Installed Base of Consoles (in millions) (# of consoles)

N A S D A Q : H E A R Retail ASP <$50 $50 - $99 $100 - $200 >$200 Console PS4 Xbox One PS4 Xbox One PS4 Xbox One PS4 Xbox One TOTAL Recon 60P Recon 50P P4c Recon 50X Recon 30X Stealth 400 PX22 XO4 Stealth XO1 Stealth 500P Stealth 420X XO7 Pro Elite 800 Stealth 500X Elite 800X 16 PX24 Sony Silver Wired Gold Wireless 2 Microsoft XB1 Chat XB1 Stereo 2 Astro A40 + M80 A40 + MixAmp A50 A40 + MixAmp A50 5 PDP LVL 5+ LVL 3 LVL 1 LVL 3 LVL 1 AG 9 AG 9 LVL 5+ 8 Mad Catz Kaiken Kama Kaiken Kama Kunai 5 We Cover All Key Price Points – More Than Any Competitor 7

We Have Differentiated Technology…

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Advanced Chat

Chat technology like noise gate, chat boost, variable microphone monitor

Digital Signal Processing (DSP)

Game audio and chat presets that can be customized using a new mobile app

Bluetooth

Dual-pairing Bluetooth in most wireless headsets for chat, mobile gaming, audio calls and music streaming

Active Noise Cancellation

1st gaming headset to use noise cancellation for both inbound audio and outbound chat

DTS Headphone:X

1st gaming headsets with DTS 7.1 surround sound to provide incredibly accurate and immersive directional sound

Superhuman Hearing™

Provides a competitive advantage by making important, quiet sounds louder and easier to hear

8

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers …And Strong Distribution 9 Product sales in over 40 countries with over 280,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

- Approximately $400 million market globally[1]
- Launched eight new SKUs in 2014 and 2015
- Launched PC gaming accessories via a partner in 2014 including:
  - Keyboards
  - Mice
  - Mouse pads
- PC gaming more popular than console gaming in markets like Germany, China and other parts of Asia[2]
- **Leveraging expanded portfolio as a growth platform in Germany and China**

Sample PC Products



1) The NPD Group, IDC and Company Estimates.
2) Newzoo 2015 Global Games Market Report Premium.

10

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

- China represents long-term growth opportunity for console and PC gaming headsets
  - 446M Chinese gamers[2]
  - China represents <2% of our annual revenues today
  - China lifted video game console ban in Sept 2013
  - Turtle Beach first-to-market with Xbox One gaming headsets, planning to begin sales efforts in 2016-2017 when console sales ramp
  - Expect to initiate modest investment in 2016 to begin China growth efforts



Chinese Games Market Sales Forecast[1]
All Other Game Segments
Computer Games
23% Total Growth
$18.1B
$22.2B
$5.0B
$7.0B
16% Growth
$13.1B
$15.2B
2014
2015

1) Newzoo 2015 Global Games Market Report Premium.
2) CGA, Newzoo China vs. US report Aug 2015.

11

HyperSound – A New Sound Delivery Mechanism

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **How does *HyperSound* technology work?**
  - Thin panels produce directional audio within an ultrasound beam masking ambient noise
- Q4-15 launch into **$5 billion[1] hearing health market** via *HyperSound Clear* ™ product
- *HyperSound Clear*™ TVaudio solution **improves the listening experience and speech intelligibility** for individuals with mild to severe hearing loss
- HyperSound technology shown to be effective in **commercial markets** requiring directed sound (as demonstrated by national retail chain rollout at Best Buy)
- Future opportunities in consumer markets and **licensing agreements**

How *HyperSound* Clear™ Works


Traditional Audio
HyperSound Audio Beams

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.

13

HyperSound Clear™ – Entering a $5 Billion Hearing Health Market

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Global hearing health market size estimated at **$5 billion**[1]
- 35-40% of people 65+ suffer from hearing loss[1]
- **~13M hearing aids** are sold annually[1]
- Potential **complementary and incremental revenue stream** for audiologists given low conversion rates on hearing aids
  - ~4% in ages 50-59[2]
  - ~22% in ages 80+[2]
- Two successful patient preference studies of *HyperSound Clear*™ completed[3]
  - 79% said *HyperSound Clear*™ improved their ability to hear and understand speech
  - 69% said they would either maybe, probably or definitely purchase

360 Million or 5% of the World's Population Suffer from Hearing Loss[1]



48M
in U.S.
312M
Internationally

HyperSound Clear™ improves the listening experience and speech intelligibility for individuals with hearing loss

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.
2) The Hearing Review, Tech Topic, Oct 2015.
3) Patient Preferences of 58 adult participants after two minute demonstration of *HyperSound Clear*™ at conclusion of their audiologist appointment for a Directed Audio Solution, Hearing Review, 2015.

14

U.S. Hearing Health Market Structure & Channel Approach

TURTLE BEACH CORPORATION
NASDAQ: HEAR

✓ = Signed deals

Retail Channel	Market Size	Channel Landscape
Independent & Buying Groups	8,000 POS (Points of Sale) 1.2M Units[1]	AHAA American Hearing Aid Associates ✓; AMG Audiology Management Group, Inc. ✓; elite Hearing Network ✓
Retail Store Front	4,000 POS 750K Units[1]	Beltone ✓; Connect Hearing; HearUSA; Miracle-Ear; All American Hearing; lifestyle Hearing la vie auditive
Veterans Admin.	800 POS 725K Units[1]	Department of Veterans Affairs
Direct to Consumer	300 POS 450K Units[1]	Costco Wholesale; HearPO Hearing Benefits Made Simple; HearingPlanet Welcome to a world of better hearing.

- Initial channel focus for *HyperSound Clear* represents ~90%+ of the points of sale
- We've already signed ~45% of overall points of sale

1) Approximate units of hearing aids sold via this channel.

15

HyperSound Clear™ 500P For Hearing Market: Our Strategy

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **Hire Leader:** Former president/CEO of two large hearing aid companies hired in in 2014 to lead *HyperSound*
- **Commercialize Product:** Two years of product development on *HyperSound Clear™ 500P* completed with shipments started late Oct 2015
- **Get Medical Clearance:** FDA 510(k) clearance in Feb 2014 allows us to market the product to improve clarity and comprehension of sounds with or without use of hearing aids
- **Sell As Hearing Product:** Now sold through Hearing Health Care professionals for MSRP of $1,675 and programmed for specific user's hearing profile
- **Set-up Sales Channel:** Signed channel relationships giving us access to 5,600+ prospective hearing health offices and retail locations in the U.S. – representing ~45% of total distribution points
- **Scale Manufacturing:** Partnered with leading electronics manufacturer, Foxconn, and producing in Mexico



16

N A S D A Q : H E A R HyperSound Clear™ Initial Channel Ramp Progress  We are in early stage of rollout to hearing healthcare offices, pursuing careful approach to ensure success  Offices require training and visit to become “Fully Active” (more than expected which has slowed ramp)  Fully Active offices, when properly targeting patients, are expected to convert 20%+ of prospects to buyers  Fully Active offices expected to scale over the coming months as shown  Product survey results from initial set of consumer users are very positive (4.3 star average ratings)1  European launch targeted for Q1 2016 and additional channels being prepared 17 0 50 100 150 200 250 300 350 400 450 November December January February Forecast March Forecast April Forecast # o f H ea ri n g H ea lt h ca re O ff ice s HyperSound Clear™ Initial Ramp Fully Active Stocked Signed Up Small, growing number of Fully Active offices driving sell- through 1) Company conducted phone survey of initial sample of consumer purchasers. Early Purchaser Comments:1 “ I can hear the TV more clearly and would definitely recommend this product to a friend” “ If you turn the speakers off, you notice how much of an improvement it was making.” “HyperSound should be used by everyone and not just for people with hearing needs. Everyone loves it!”

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Potential Growth Opportunities for HyperSound Technology

Commercial

- **Pre-defined sound zones** for in-store promotional, informational, beaconing and way-finding messages
  - Deployed in November 2014 to ~1,000 Best Buy stores in Activision Call of Duty® retail displays
- *HyperSound*/Kiosk pairing has shown a **near 30% sales increase** in a retail environment[1]
- Audio for **interactive kiosks and displays**
  - 20M digital signs currently in North America[2]
  - 34M ATMs, vending machines and self-services kiosks in N. America by 2015[3]
  - 2.5M self-service kiosks in 2015[2]


CALL·DUTY

1) POPAI | *HyperSound* In-Store Research Report, Jun. 2015.
2) BUNN Research, Jan. 2014.
3) *Self-Service Markets: ATMs, Kiosks, Vending Machines*, BCC Research, Mar. 2011.

Consumer & Licensing

- Immersive, directed 3D audio presents **consumer opportunities** for:
  - Home theater systems and sound bars
  - Desktop and gaming speakers
  - Other potential consumer audio opportunities
- Potential **licensing market opportunities** include:
  - Automotive and other transportation markets
  - Government and military applicants
  - Displays and televisions





18

N A S D A Q : H E A R 26 28 35 49 20 68 86 109 Jan 2013 Jan 2014 Jan 2015 Jan 2016 Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques  Market uses of ultrasound audio 121 96 46 158 Strong & Rapidly Growing Patent Portfolio¹ 19 1) As of January 1, 2016.

N A S D A Q : H E A R Financial Summary

Key Stats

TURTLE BEACH CORPORATION NASDAQ: HEAR

Trading Data *(@ January 20, 2016)*	
Stock Price	**$1.47**
Market Capitalization	$62.5M
52 Wk. Low/High	$1.35/$3.72
Avg. Daily Vol. (3 mo)	238,002
Public Float	30%
Primary Shares[1]	42.5M
SG VTB Holdings & Affiliates[1]	18.5M
Retired Founders of Turtle Beach[1]	11.0M
Options/Restricted Stock[1]	5.7M
Warrants[1]	3.1M
Fully Diluted Shares[1]	**51.3M**

Capitalization[2]	@ 12-31-14	@ 12-31-15
Cash & Equivalents	$7.9M	~$7.2M
Debt		
Revolver (asset-based loan)	$36.9M	~$32.5M
Term Loans	$7.7M	~$18.4M
Subordinated Notes[3]	$0.0M	~$17.2M
Series B - Preferred Stock[4]	$14.9M	~$16.1M
Total Debt	**$59.5M**	**~$84.2M**
Cash and Availability	**$22.9M**	**$11.0M**

Balance Sheet Highlights

- Revolver typically peaks in Q4 ahead of holiday and is lowest in Q1 after holiday receipts
- Secured $15M term loan July 2015
- Prepaid $2.5M term loan Nov 2015 with proceeds of additional subordinated notes
- $46.6M federal, $19.4M state net operating losses (NOL's) @ Sept 30, 2015 offset taxable income (don't begin to expire until 2029)
- Accounts payable and accrued expenses down ~$18M YoY[2]

Sources: S&P Capital IQ, company filings.

1) As of Dec 31, 2015.
2) December 31, 2015 estimates are preliminary and may change materially, including as a result of the finalization of financial statements for the company's fourth quarter and full year ended December 31, 2015 and the completion of the company's audit by the independent registered public accounting firm. These statements should not be viewed as a substitute for complete audited financial statements to be provided in accordance with GAAP.
3) Includes SG VTB Holdings (Stripes Group LLC, a private equity fund and our largest shareholder) and trusts affiliated with Ron Doornink, the Company's chairman of the board.
4) Non-callable, due in October 2030, and has 8% per annum PIK interest.

21

N A S D A Q : H E A R $M $1M $2M $3M $4M $5M $6M $7M $8M $9M Q1-'15 Q2-'15 Q3-'15 Q4-'15E¹ 2016E $7M - $10M3 ~$.5M ~$.2M ~$.1M ~$.1M Headset Revenue Growth Revenue Growth Profile 22 Revenue Profile Over Time  New gen sales up 24% from 2014 to 2015, 31% in Q4 YoY2  Old gen sales declined ~$40M to under 12% of revenues in Q4 20152  2015 retail sell-through outpaced sales leading to lower channel inventory2  New gen revenue expected to increase 12-16% in 20163  Old gen revenue expected to decline 60-70% in 20163  HyperSound Clear™ launched in Q4 2015 and expected to reach $7M to $10M in revenues for 20163 Note: Old gen, new gen revenue splits are approximations. 1) Strong dollar and rapid drop in old gen significantly reduced revenues from 2014 to 2015. 2) Q4 and FY 2015 results are preliminary estimates and may change materially, including as a result of the finalization of financial statements for the company’s fourth quarter and full year ended December 31, 2015 and the completion of the company’s audit by the independent registered public accounting firm. These statements should not be viewed as a substitute for complete audited financial statements to be provided in accordance with GAAP. 3) Estimated per 2016 guidance issued – 2016 consolidated revenues expected to grow modestly from 2015 to 2016. Expected HyperSound Growth 2013 2014 2015E¹ ² 2016E New Gen Old Gen Other HyperSound $178M $186M $161M-$163M1,2 $165M+/-3 3 ,2 1 0 0%

Preliminary Financial Results for Q4 and FY 2015[1]

TURTLE BEACH CORPORATION
NASDAQ: HEAR

($ in millions)	Q4 '15		FY 2015		Management Commentary
Revenue:	**Expected[1]**	**Guidance**	**Expected[1]**	**Guidance**	
New Gen	N/A	N/A	N/A	N/A	24% growth in 2015, new product launches performed well in market
Old Gen	N/A	N/A	N/A	N/A	Declined from ~$75M in 2014 to ~$31M in 2015, faster than expected
Total Headset	***$82M – $84M***	***$82M – $92M***	***$160M – $162M***	***$160M – $170M***	Strong dollar weakened international sales by over $10M pushing results to the low end of guidance
HyperSound	~$0.5M	~$2M	~$0.9M	$2M – $3M	Revenues reflect first 2 months of HyperSound hearing sales with slower than expected ramp
Headset Gross Margin	**~31%**	**~31%**	**~26%**	**~26%**	Margins expected to be on track despite lower revenues
Adjusted EBITDA:					
Headset	>$13.7M	>$13.7M	~$2M	$2M – $5M	Results expected to be in the range of low end of guidance reflecting lower range on revenues
HyperSound Investment	~($4.5M)	($3.3M)-($4.3M)	~($14M)	($13M)-($14M)	Net investment expected to be at upper end of guidance range reflecting lower revenues
Consol. Adj. EBITDA	**~$9.5M**	**$9.5M– $13.0M**	**~($12M)**	**($8M) – ($12M)**	Expected to be at or near low end of guidance range reflecting lower revenues

1) Q4 and FY 2015 results are preliminary estimates and may change materially, including as a result of the finalization of financial statements for the company's fourth quarter and full year ended December 31, 2015 and the completion of the company's audit by the independent registered public accounting firm. These statements should not be viewed as a substitute for complete audited financial statements to be provided in accordance with GAAP.

23

2016 Guidance[1]

TURTLE BEACH CORPORATION
NASDAQ: HEAR

($ in millions)	2016 Guidance	Management Commentary
Revenue:		
New Gen	**$140M-$145M**	12% to 16% growth from 2015
Old Gen	**$8M-$10M**	60% to 70% decline from 2015
Other	**$5M-$7M**	Flat with opportunity for International growth
Total Headset	**Flat to down slightly**	Strong new gen growth combined with old gen drop
HyperSound	**$7M – $10M**	Significant growth in first year of commercialization
Consolidated	**Modest increase from 2015**	Increasing new gen and HyperSound combined with old gen drop
Gross Margins		
Headsets	**~30%**	Increase of 400 basis points over 2015
HyperSound	**40%-50% by Q4**	By Q4 '16 as Revs Ramp (cash margin excluding amortization)
Adjusted EBITDA:		
Headsets	**Greater than $10M**	~4X Increase over 2015
HyperSound Investment	**Lower than $14M**	Modest reduction from 2015 reflecting revenue and OpEx growth
Consol. Adj. EBITDA	**Targeting profitable**	$10M+ increase from 2015

1) Guidance issued as of January 20, 2016.

24

Key Takeaways

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Longstanding, dominant market leader in console gaming headset market with technologically differentiated products
- Console market growing strongly post new platform launches late 2013
- Company now completed successful portfolio transition for new Xbox and PlayStation consoles
- *HyperSound Clear™* launch into $5B hearing health category creating strong growth opportunity
- *HyperSound* commercialization and new gen headset transition expected to meaningfully improve margins, profitability, and cash flows





25

Contact Us

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Investor Relations:
Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:
Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.*hypersound*.com**

26

Appendix

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Rodney Shutt
SVP, GM - HyperSound

- 25+ years of experience in the hearing health & medical device industries
- Past president/CEO of Luminetx, Aspyra, Unitron Hearing, and Widex Hearing, both leading hearing aid companies



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



Rob Andris
SVP, Global Supply Chain & Ops

- VP, Global Supply Chain Operations, Hewlett Packard
- 20 year, supply chain management, IBM, Cisco, HP



Daniel Lee
SVP of Marketing

- 20+ years of consumer industry experience
- Harman, LG Electronic and Hitachi



Yuka Yu
SVP of Global Consumer Sales

- 15 years in consumer audio
- Senior VP of Consumer Sales & Marketing at Sony Electronics



Megan Wynne
VP Legal & Licensing

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Scott Steele
SVP of Product Development

- 23 years of experience in technology product development
- Founded Green Edge Technologies and served for 2 years as its CEO



Woody Norris
Chief Scientist

- Noted life-long inventor and entrepreneur
- Lemelson-MIT Prize for the invention of *HyperSound*

28

Experienced Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Laureen DeBuono
Director

- Partner at leading CFO consulting services firm FLG Partners, LLC
- Former President and CEO of Coapt Systems, Inc.
- Former COO and CFO of hearing aid manufacturer ReSound Corp.



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon

29